Exhibit 10.12


                                The Great Atlantic & Pacific Tea Company, Inc.
                                                               2 Paragon Drive
                                                    Montvale, New Jersey  07645

                                                           Christian W. E. Haub
                                                          Chairman of the Board
                                                        Chief Executive Officer



October 25, 2004


John Metzger
4205 Leslie Lane
Doylestown, PA  18901

Dear John:

This is to confirm our understanding that you will receive the company's SERP benefit upon reaching age 55 (September 25, 2009) and still being employed in the services of The Great Atlantic & Pacific Tea Co., Inc.

I am looking forward to your significant contributions to the company.

Sincerely,

/s/Christian Haub
-----------------
Christian Haub